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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2003

                             STRAYER EDUCATION, INC.
             (Exact name of registrant as specified in its charter)


         Maryland                     000-21039                   52-1975978
-------------------------------      -----------             -------------------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)


    1100 Wilson Boulevard Suite 2500 Arlington, VA           22209
    ----------------------------------------------         ----------
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.


On February 13, 2003 Strayer Education, Inc. announced fourth quarter 2002 and full year enrollment, revenues and earnings. The February 13, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.01  Press Release dated February 13, 2003


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SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Strayer Education, Inc.
Date:  February 13, 2003                    By: /s/ Mark C. Brown
                                            -------------------------
                                            Mark C. Brown
                                            Senior Vice President and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX



     EXHIBIT                          DESCRIPTION
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99.01                      Press Release dated February 13, 2003

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